                                                                    EXHIBIT 23.1

                      Consent of Independent Accountants

As public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated May 19, 1995, included in BancTec, Inc.'s Form 10-K for the year ended March 26, 1995, and to all references to our firm included in this Form S-8.


                                        ARTHUR ANDERSEN LLP


Dallas, Texas
October 23, 1995.